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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated December 12, 2005 in Amendment No. 2 to the Registration Statement (Form S-4 No. 333-128443) and related Prospectus of Seneca Gaming Corporation dated January 17, 2005.

                          /s/ Ernst & Young LLP

Buffalo, New York
January 13, 2005

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Consent of Independent Registered Public Accounting Firm